UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


FORM N-CSR


CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES


Investment Company Act file number 811-21464

Name of Fund:  Floating Rate Income Strategies Fund II, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service:  Robert C. Doll, Jr., Chief
     Executive Officer, Floating Rate Income Strategies Fund II,
     Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 02/28/05

Date of reporting period: 03/01/04 - 02/28/05

Item 1 - Report to Stockholders


Floating Rate
Income Strategies
Fund II, Inc.


Annual Report
February 28, 2005


(BULL LOGO) Merrill Lynch Investment Managers www.mlim.ml.com


Mercury Advisors
A Division of Merrill Lynch Investment Managers www.mercury.ml.com



Floating Rate Income Strategies Fund II, Inc. seeks a high current income and such preservation of capital as is consistent with investment in a diversified, leveraged portfolio consisting primarily of floating rate debt securities and instruments.

This report, including the financial information herein, is transmitted for use only to the shareholders of Floating Rate Income Strategies Fund II, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report. Past performance results shown in this report should not be considered a representation of future performance. The Fund leverages its Common Stock to provide Common Stock shareholders with a potentially higher rate of return. Leverage creates risk for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of Common Stock shares, and the risk that fluctuations in short-term interest rates may reduce the Common Stock's yield. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) at www.mutualfunds.ml.com;
and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.



Floating Rate Income Strategies Fund II, Inc.
Box 9011
Princeton, NJ
08543-9011



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Floating Rate Income Strategies Fund II, Inc.


The Benefits and Risks of Leveraging


Floating Rate Income Strategies Fund II, Inc. utilizes leverage through borrowings or issuance of short-term debt securities or shares of Preferred Stock. The concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the income earned by the Fund on its longer-term portfolio investments. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund's Common Stock shareholders will be the beneficiaries of the incremental yield.

Leverage creates risks for holders of Common Stock including the likelihood of greater net asset value and market price volatility. In addition, there is the risk that fluctuations in interest rates on borrowings (or in the dividend rates on any Preferred Stock, if the Fund were to issue the Preferred Stock) may reduce the Common Stock's yield and negatively impact its market price. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund's net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund's net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Stock shareholders will be reduced.



Proxy Results


During the six-month period ended February 28, 2005, Floating Rate Income Strategies Fund II, Inc.'s Common Stock shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on January 27, 2005. A description of the proposal and number of shares voted are as follows:

                                                                                  Shares Voted      Shares Withheld
                                                                                      For             From Voting
1. To elect the Fund's Board of Directors: Robert C. Doll, Jr., Ronald Forbes,
   Cynthia A. Montgomery, Jean Margo Reid, Roscoe S. Suddarth,
   Richard R. West and Edward D. Zinbarg                                           10,248,439           135,862


FLOATING RATE INCOME STRATEGIES FUND II, INC., FEBRUARY 28, 2005



A Letter From the President


Dear Shareholder

Financial markets broadly posted positive returns over the most recent reporting period, with international equities providing some of the most impressive results.


Total Returns as of February 28, 2005                                  6-month     12-month
U.S. equities (Standard & Poor's 500 Index)                           + 9.99%       + 6.98%
International equities (MSCI Europe Australasia Far East Index)       +21.18        +18.68
Fixed income (Lehman Brothers Aggregate Bond Index)                   + 1.26        + 2.43
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)        + 2.40        + 2.96
High yield bonds (Credit Suisse First Boston High Yield Index)        + 7.53        +11.21

The U.S. economy has continued to show resilience in the face of the Federal Reserve Board's (the Fed) continued interest rate hikes and, more recently, higher oil prices. The Fed's measured tightening program recently brought the federal funds rate to 2.75% en route to a more "neutral" short-term interest rate target (relative to inflation). Since the U.S. presidential election, progress has been monitored on many fronts in Washington, although concerns remain about the structural problems of debt and deficits, as reflected by a significant decline in the U.S. dollar.

U.S. equities ended 2004 in a strong rally, but remained in a fairly narrow trading range for the first two months of 2005. Divergences were notable among sectors, with energy emerging as a clear leader. On the positive side, corporations have accelerated their hiring plans, capital spending remains reasonably robust and merger-and-acquisition activity has increased. Offsetting the positives are slowing corporate earnings growth, renewed energy price concerns and the potential for an economic slowdown. International equities, particularly in Asia, have benefited from higher economic growth rates (China recorded growth of 9.3% in 2004), stronger currencies and relatively reasonable valuations.

The major action in the bond market has been a flattening of the yield curve. As short-term interest rates continued to rise, yields on the long end of the curve remained relatively stable - even declining at certain points since the Fed's monetary tightening program began in June 2004. This phenomenon has been largely attributed to continued foreign interest in U.S. bonds, which has served to absorb much of the excess supply. By period-end, many believed long-term yields were long overdue for a rise.

Looking ahead, the environment is likely to be a challenging one for investors, with diversification and selectivity becoming increasingly important themes. With this in mind, we encourage you to meet with your financial advisor to review your goals and asset allocation and to rebalance your portfolio, as necessary, to ensure it remains aligned with your objectives and risk tolerance. As always, we thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.



Sincerely,



(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
President and Director



FLOATING RATE INCOME STRATEGIES FUND II, INC., FEBRUARY 28, 2005



A Discussion With Your Fund's Portfolio Managers


The Fund's performance during the period benefited from the portfolio's attractive weighted average interest rate spread (that is, the higher average yield of its loan securities) compared to the London InterBank Offered Rate (LIBOR).


Describe market conditions during the period since the Fund's inception.

Throughout the period, the leverage loan market continued to benefit from the significant demand that it has experienced since the beginning of 2004. This created an excess cash imbalance that was left virtually intact through the end of February 2005, as new inflows have continued to match the value of new issues. Demand in the marketplace has led to higher secondary-market loan prices and new issues with generally lower interest spreads over LIBOR, and average new-issue allocation amounts per investor that are lower than their historical levels.

A significant rise in LIBOR more than offset declines in the interest rate spreads on BB-rated and B-rated new issues during the period. Another positive development in the leveraged loan sector was the improving default rate. As of the end of February 2005, the lagging 12-month institutional loan default rate stood at 1.36% by number of loans and 1.37% of principal amount, according to Standard & Poor's Leveraged Commentary & Data. Although this is a 12-month high due to the recent default of Tower Automotive Inc., the default rates are still well below the recent historical averages (since 1998) of 3.87% by number of loans and 4.18% by principal amount.

The fixed rate high yield bond market, in which the Fund can invest up to 20% of its assets, has been affected by some of the same fundamentals driving the leveraged loan market. The excess cash in the market has been the primary factor in the rally in high yield securities. Although concern surrounding higher interest rates has hung over the market for some time, 10-year U.S. Treasury note yields did not begin to rise until early 2005.


How has the Fund performed since its inception in light of the existing market conditions?

Since inception (July 30, 2004) through February 28, 2005, the Common Stock of the Fund had net annualized yields of 4.86% and 4.94%, based on a period-end per share net asset value of $19.74 and a per share market price of $19.44, respectively, and $.563 per share ordinary income dividends. For the same period, the total investment return on the Fund's Common Stock was +5.97%, based on a change in per share net asset value from $19.10 to $19.74, and assuming reinvestment of all distributions. For the same period, the Fund's unmanaged benchmark, a composite comprised 80% of the Credit Suisse First Boston (CSFB) Leveraged Loan Index and 20% of the CSFB High Yield Index, posted a total return of +4.38%.

For the six-month period ended February 28, 2005, the total investment return on the Fund's Common Stock was +5.58%, based on a change in per share net asset value from $19.17 to $19.74, and assuming reinvestment of all distributions. For the same period, the Fund's composite benchmark had a total return of +3.91%.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment returns based on changes in the Fund's net asset value.



FLOATING RATE INCOME STRATEGIES FUND II, INC., FEBRUARY 28, 2005



What factors contributed to the Fund's performance?

The timely ramp-up phase (the process of investing the Fund's assets beginning at its inception) of the Fund and the portfolio's attractive weighted average rate spread over LIBOR contributed to the strong performance relative to its composite benchmark during the period.

A greater portion of the appreciation in the Fund's net asset value was attributable to an increase in the market value of the underlying securities as opposed to the earning of an excess yield. The advance in the share price of the Fund, on the other hand, was attributable to both the rising net asset value and an increase in the stated dividend yield (that is, off the original $20 per share price) from 5.25% to 5.75%. Since the Fund's inception, all of our securities have paid interest when due. Furthermore, a combination of all of the previously cited positive factors enabled us to employ the available leverage in an effective manner, thereby increasing the Fund's total return. (For a complete explanation of the benefits and risks of leveraging, please refer to page 2 of this report to shareholders.)


What changes were made to the portfolio during the period?

Following the closing of the Fund's initial public offering period on July 30, 2004, we initiated and maintained the ramp-up at a pace that was consistent with our original projections. The ramp-up essentially concluded on schedule at the end of November 2004.

Regarding sector allocation, we are focusing on those industries that we believe have strong asset values and stable cash-flow characteristics. At the end of the period, the Fund's largest absolute weightings were in utilities, cable, paper, chemicals and housing. These sectors are among those that we have traditionally favored and from which the Fund's performance has benefited from an overweighting.


How would you characterize the Fund's position at the close of the period?

At the end of the period, the portfolio was comprised of 17.9% in fixed rate instruments and 82.1% in floating rate instruments. The portfolio had 101 issuers spread among 16 industries. The Fund was underweight versus its composite benchmark in securities rated BB or higher, and was overweight in B-rated securities, credits rated CCC or below, and issues that are not rated.

Looking forward, we anticipate that many of the same factors that had an impact on leveraged loan securities in the past six months will continue to influence the fundamentals in the market. We believe that the trend of small allocation amounts for issuances of new loans, lower interest rate spreads and above-par secondary market prices will continue, especially given the benign credit environment we expect over the next six months. A further benefit to the market would be an increase in LIBOR. Therefore, we expect to continue purchasing assets predominately in the primary market, while selectively participating in the secondary market.


Joseph P. Matteo
Vice President and Co-Portfolio Manager


Jaimin Patel
Vice President and Co-Portfolio Manager


March 21, 2005



FLOATING RATE INCOME STRATEGIES FUND II, INC., FEBRUARY 28, 2005



Portfolio Information


As of February 28, 2005


                                               Percent of
Ten Largest Holdings                           Net Assets

KGEN Tranche A Term Loan, due 8/05/2011           3.9%
PanAmSat Corp. Tranche B Term Loan,
   due 8/20/2011                                  3.9
Ainsworth Lumber Co. Ltd., 6.30%
   due 10/01/2010                                 3.7
Charter Communications Operating LLC
   Tranche B Term Loan, due 4/07/2011             2.9
Century Cable Holdings LLC, Discrectionary
   Term Loan, due 12/31/2009                      2.9
Aquila, Inc. Term Loan, due 9/14/2009             2.5
Graham Packaging Company LP Term Loan B,
   due 10/07/2011                                 2.5
Tekni-Plex, Inc. Term Loan B, due 6/21/2008       2.4
Metaldyne Corp. Term Loan D, due 12/31/2009       2.4
Tembec Industries Inc., 8.625% due 6/30/2009      2.4



                                               Percent of
Five Largest Industries++                      Net Assets

Utilities                                        22.4%
Cable--U.S.                                      20.3
Paper                                            10.6
Housing                                           7.9
Chemicals                                         7.4

++ For Fund compliance purposes, "Industries" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.



                                               Percent of
                                                 Total
Quality Ratings by S&P/Moody's                Investments

BB/Ba                                            27.2%
B/B                                              56.9
CCC/Caa                                           8.8
NR (Not Rated)                                    7.0
Other*                                            0.1

* Includes portfolio holdings in common stocks and short-term investments.



FLOATING RATE INCOME STRATEGIES FUND II, INC., FEBRUARY 28, 2005


Schedule of Investments

                          Face
Industry++              Amount   Floating Rate Loan Interests++++                                                  Value
Aerospace &        $ 1,680,729   KF Industries, Inc. Term Loan, due 11/18/2013                               $    1,711,018
Defense--5.8%        4,000,000   MRO Acquisitions Corp. Second Lien Term Loan, due 8/15/2011                      4,045,000
                     2,076,923   Standard Aero Holdings Term Loan, due 8/24/2012                                  2,110,025
                     1,989,796   Titan Corp. Term Loan B, due 6/30/2009                                           2,018,089
                                 Vought Aircraft Industries, Inc.:
                     1,680,000       Term Loan, due 12/22/2011                                                    1,706,250
                       320,000       Tranche B L/C Deposit, due 12/22/2010                                          325,200
                                                                                                             --------------
                                                                                                                 11,915,582

Automotive--3.4%     2,000,000   Goodyear Tire & Rubber Term Loan, due 9/30/2007                                  2,016,876
                     4,987,452   Metaldyne Corp. Term Loan D, due 12/31/2009                                      5,036,080
                                                                                                             --------------
                                                                                                                  7,052,956

Broadcasting--1.0%   2,000,000   Entravision Communications Corp. Term Loan B, due 2/24/2012                      2,030,834

Cable--              2,000,000   NTL Investment Holdings Ltd. B2 Sub-Tranche, due 4/14/2012                       2,037,500
International--1.0%

Cable--U.S.--18.7%   1,990,000   Bragg Communications, Inc. Term Loan B, due 9/01/2011                            2,024,825
                                 Century Cable Holdings LLC, Term Loan:
                     6,000,000       Discretionary, due 12/31/2009                                                5,977,500
                     3,000,000       due 6/30/2009                                                                2,990,088
                     5,974,987   Charter Communications Operating LLC Tranche B Term Loan, due 4/07/2011          6,002,873
                     4,680,851   Insight Midwest Holdings, LLC Term Loan A, due 6/30/2009                         4,694,018
                       857,143   Intelsat Ltd. Term Loan, due 7/28/2011                                             871,205
                     2,940,000   Mediacom Broadband Group Tranche A Term Loan, due 3/31/2010                      2,927,137
                     3,200,000   Mediacom Communications, LLC Tranche B Term Loan, due 3/31/2013                  3,243,715
                     7,939,759   PanAmSat Corp. Tranche B Term Loan, due 8/20/2011                                8,074,505
                     2,000,000   Rainbow National Services LLC Term Loan B, due 3/31/2012                         2,028,750
                                                                                                             --------------
                                                                                                                 38,834,616

Chemicals--5.6%      1,995,955   Innophos, Inc. Tranche B Term Loan, due 8/13/2010                                2,030,884
                     2,543,717   Kraton Polymers Term Loan, due 12/16/2010                                        2,587,172
                                 Rockwood Specialties Group, Inc. Tranche D Term Loan:
                     1,750,000       due 9/15/2012                                                                1,780,000
                     3,000,000       due 12/10/2012                                                               3,051,429
                     2,000,000   Wellman, Inc. Second Lien Term Loan, due 2/10/2010                               2,107,500
                                                                                                             --------------
                                                                                                                 11,556,985

Consumer--           1,000,000   Camelbak Products, LLC First Lien Term Loan, due 8/04/2011                       1,011,875
Non-Durables--1.2%   1,500,000   Culligan International Co. Term Loan, due 9/30/2011                              1,525,624
                                                                                                             --------------
                                                                                                                  2,537,499

Diversified Media--  4,000,000   Advertising Directory Solutions Holdings Inc. Term Loan, due 5/09/2012           4,121,668
4.8%                 4,000,000   MC Communications, LLC Term Loan, due 1/28/2011                                  4,030,000
                     1,835,405   RH Donnelley Tranche D Term Loan, due 8/30/2011                                  1,865,335
                                                                                                             --------------
                                                                                                                 10,017,003

Energy--2.4%         5,000,000   Ocean Rig Norway AS, Term Loan, due 6/01/2008                                    5,000,000

Food/Tobacco--0.7%   1,500,000   Landry's Restaurants, Inc. Term Loan, due 12/28/2010                             1,523,437

Gaming--3.5%         1,000,000   Ameristar Casinos Add on Term Loan, due 12/20/2006                               1,016,250
                     2,000,000   Herbst Gaming, Inc. Term Loan, due 10/08/2010                                    2,031,876
                     2,000,000   Marina District Finance Co., Inc. Term Loan, due 10/20/2011                      2,022,500
                       980,870   Mississippi Band of Choctaw Indians Term Loan, due 11/04/2011                      996,809
                     1,100,000   Pinnacle Entertainment, Inc. Term Loan, due 8/27/2010                            1,116,500
                                                                                                             --------------
                                                                                                                  7,183,935


FLOATING RATE INCOME STRATEGIES FUND II, INC., FEBRUARY 28, 2005


Schedule of Investments (continued)

                          Face
Industry++              Amount   Floating Rate Loan Interests++++                                                  Value
Health Care--2.4%  $ 2,992,500   Ardent Health Services, Inc. Term Loan, due 8/12/2011                       $    3,034,584
                     1,995,000   Community Health Systems, Inc. Term Loan, due 8/19/2011                          2,020,093
                                                                                                             --------------
                                                                                                                  5,054,677

Housing--6.8%        2,750,000   Associated Materials, Inc. Term Loan, due 8/29/2010                              2,794,687
                     2,300,000   General Growth Properties, Inc. Tranche B Term Loan, due 11/12/2008              2,338,550
                                 Headwaters, Inc.:
                     1,000,000       Second Lien Term Loan, due 9/01/2012                                         1,039,167
                     4,148,438       Term Loan B, due 4/30/2011                                                   4,208,934
                     2,327,083   Lake at Las Vegas Joint Venture First Lien Term Loan, due 11/01/2009             2,362,960
                     1,492,500   Nortek, Inc. Term Loan, due 8/27/2011                                            1,520,174
                                                                                                             --------------
                                                                                                                 14,264,472

Information          2,400,000   Viasystems, Inc. Replacement Tranche B Term Loan, due 9/30/2009                  2,418,000
Technology--1.2%

Leisure--2.1%        4,406,932   True Temper Sports, Inc. Term Loan B, due 3/15/2011                              4,390,406

Manufacturing--3.4%  3,889,010   Amsted Industries, Inc. Term Loan B-1, due 10/15/2010                            3,965,576
                     2,985,003   Blount, Inc. US Term Loan B, due 8/09/2010                                       3,035,996
                                                                                                             --------------
                                                                                                                  7,001,572

Packaging--5.1%        427,217   Berry Plastics Corp. Term Loan, due 7/22/2010                                      433,893
                     5,000,000   Graham Packaging Company LP Term Loan B, due 10/07/2011                          5,097,500
                     4,973,958   Tekni-Plex, Inc. Term Loan B, due 6/21/2008                                      5,042,350
                                                                                                             --------------
                                                                                                                 10,573,743

Paper--1.4%            844,344   Boise Cascade Holdings, LLC Tranche B Term Loan, due 10/28/2011                    860,862
                                 Smurfit Stone Container Corp.:
                     1,529,412       Tranche B, due 11/01/2011                                                    1,555,539
                       470,588       Tranche C, due 11/01/2011                                                      478,706
                                                                                                             --------------
                                                                                                                  2,895,107

Retail--0.7%         1,373,812   General Nutrition Centers, Inc. Tranche B Term Loan, due 12/05/2009              1,394,420

Services--3.4%         350,282   URS Corp. Term Loan B, due 8/22/2008                                               352,362
                                 United Rentals, Inc.:
                     3,002,496       Term Loan, due 2/14/2011                                                     3,056,916
                     1,987,431       Term Loan, Initial, due 2/14/2011                                            2,023,453
                       604,524       Tranche B, Credit-Linked Deposit, due 2/14/2011                                614,159
                       997,500   Weight Watchers International, Inc. Designated Term Loan, due 3/31/2010          1,009,138
                                                                                                             --------------
                                                                                                                  7,056,028

Telecommunications-- 2,500,000   Alaska Communications Systems Holdings, Inc. Term Loan, due 2/01/2012            2,526,952
4.1%                             WilTel Communications, LLC, Term Loan:
                     4,986,842       First Lien, due 6/30/2011                                                    4,940,090
                     1,000,000       Second Lien, due 12/31/2010                                                    950,625
                                                                                                             --------------
                                                                                                                  8,417,667

Utilities--17.0%     5,000,000   Aquila, Inc. Term Loan, due 9/14/2009 (a)                                        5,237,500
                     2,000,000   Calpine Generating Co. LLC First Priority Term Loan, due 4/01/2009               2,054,166
                     4,500,000   Calpine Generating Company LLC Term Loan, due 3/12/2010                          4,411,125
                     3,000,000   Calpine Saltend Term Loan, due 7/25/2005                                         3,105,000
                                 El Paso Corp.:
                       750,000       Deposit Account, due 11/23/2009                                                762,949
                     1,245,000       Term Loan, due 11/23/2009                                                    1,268,344
                     7,980,000   KGEN Tranche A Term Loan, due 8/05/2011                                          8,079,750
                     1,000,000   Northwestern Corp. Term Loan, due 11/01/2011                                     1,016,250


FLOATING RATE INCOME STRATEGIES FUND II, INC., FEBRUARY 28, 2005


Schedule of Investments (continued)

                          Face
Industry++              Amount   Floating Rate Loan Interests++++                                                  Value
Utilities          $ 1,300,000   Reliant Energy, Inc. Term Loan, due 4/30/2010                               $    1,321,473
(concluded)          4,354,153   Riverside Energy Center Term Loan, due 6/24/2011                                 4,463,007
                                 Rocky Mountain Energy Center, LLC:
                       339,834       Credit Linked Deposit, due 6/24/2011                                           348,330
                     3,093,210       Term Loan, due 6/24/2011                                                     3,170,540
                                                                                                             --------------
                                                                                                                 35,238,434

                                 Total Investments in Floating Rate Loan Interests
                                 (Cost--$195,485,369)--95.7%                                                    198,394,873



                                 Corporate Debt Obligations
Aerospace &            250,000   Standard Aero Holdings, Inc., 8.25% due 9/01/2014 (a)                              268,750
Defense--0.6%        1,000,000   Transdigm, Inc., 8.375% due 7/15/2011                                            1,062,500
                                                                                                             --------------
                                                                                                                  1,331,250

Airlines--0.4%       1,000,000   American Airlines, Inc. Series 2001-2, 7.80% due 4/01/2008                         895,218

Automotive--0.5%       250,000   Cooper Standard Auto, 8.375% due 12/15/2014 (a)                                    236,250
                     1,000,000   Metaldyne Corp., 11% due 6/15/2012                                                 875,000
                                                                                                             --------------
                                                                                                                  1,111,250

Cable--U.S.--1.6%    2,000,000   Charter Communications Holdings II LLC, 10.25% due 9/15/2010                     2,112,500
                     1,000,000   Mediacom Broadband LLC, 11% due 7/15/2013                                        1,106,250
                                                                                                             --------------
                                                                                                                  3,218,750

Chemicals--1.8%      1,400,000   Crompton Corp., 8.71% due 8/01/2010 (b)                                          1,519,000
                     1,789,000   GEO Speciality Chemicals, Inc., 11.064% due 12/31/2009 (c)                       1,909,758
                       250,000   PQ Corp., 7.50% due 2/15/2013 (a)                                                  259,063
                                                                                                             --------------
                                                                                                                  3,687,821

Consumer--             100,000   Riddell Bell Holdings, Inc., 8.375% due 10/01/2012 (a)                             103,500
Non-Durables--0.1%

Diversified            250,000   Universal City Florida Holding Co., 7.493% due 5/01/2010 (a)(b)                    261,875
Media--0.1%

Energy--               250,000   Aventine Renewable Energy Holdings, Inc., 8.501% due 12/15/2011 (a)(b)             257,500
Other--0.3%            250,000   Inergy LP, 6.875% due 12/15/2014 (a)                                               253,750
                                                                                                             --------------
                                                                                                                    511,250

Gaming--3.7%           250,000   Choctaw Resort Development Enterprise, 7.25% due 11/15/2019 (a)                    257,500
                     2,000,000   Majestic Star Casino LLC, 9.50% due 10/15/2010                                   2,117,500
                                 Pinnacle Entertainment, Inc.:
                     1,000,000       8.25% due 3/15/2012                                                          1,067,500
                     1,000,000       8.75% due 10/01/2013                                                         1,100,000
                     3,000,000   Poster Financial Group, Inc., 8.75% due 12/01/2011                               3,191,250
                                                                                                             --------------
                                                                                                                  7,733,750

Health Care--0.3%      250,000   Select Medical Corp., 7.625% due 2/01/2015 (a)                                     258,438
                       325,000   U.S. Oncology, Inc., due 8/15/2012 (a)                                             355,063
                                                                                                             --------------
                                                                                                                    613,501

Housing--1.1%        2,000,000   American Real Estate Partners LP, 7.125% due 2/15/2013 (a)                       2,025,000
                       275,000   Nortek, Inc., 8.50% due 9/01/2014                                                  280,500
                                                                                                             --------------
                                                                                                                  2,305,500


FLOATING RATE INCOME STRATEGIES FUND II, INC., FEBRUARY 28, 2005


Schedule of Investments (continued)

                          Face
Industry++              Amount   Corporate Debt Obligations                                                        Value
Information        $ 1,000,000   Advanced Micro Devices, Inc., 7.75% due 11/01/2012 (a)                      $    1,020,000
Technology--0.6%       250,000   Telcordia Technologies, 8.875% due 3/01/2013 (a)                                   258,125
                                                                                                             --------------
                                                                                                                  1,278,125

Leisure--1.0%        1,000,000   Intrawest Corp., 7.50% due 10/15/2013                                            1,061,250
                     1,000,000   True Temper Sports, Inc., 8.375% due 9/15/2011                                     962,500
                                                                                                             --------------
                                                                                                                  2,023,750

Manufacturing--      1,000,000   EaglePicher Industries, Inc., 9.75% due 9/01/2013                                  820,000
0.9%                 1,000,000   Invensys Plc, 9.875% due 3/15/2011 (a)                                           1,080,000
                                                                                                             --------------
                                                                                                                  1,900,000

Packaging--1.4%      1,000,000   Pliant Corp., 13% due 6/01/2010                                                    977,500
                     1,000,000   Tekni-Plex, Inc., 12.75% due 6/15/2010                                             890,000
                     1,000,000   US Can Corp., 12.375% due 10/01/2010                                               975,000
                                                                                                             --------------
                                                                                                                  2,842,500

Paper--9.2%          2,000,000   Abitibi-Consolidated, Inc., 5.99% due 6/15/2011 (b)                              2,060,000
                     7,475,000   Ainsworth Lumber Co. Ltd., 6.30% due 10/01/2010 (a)(b)                           7,699,250
                       250,000   Boise Cascade LLC, 5.535% due 10/15/2012 (a)(b)                                    258,125
                     2,000,000   Bowater, Inc., 5.49% due 3/15/2010 (b)                                           2,065,000
                                 Tembec Industries, Inc.:
                     5,000,000       8.625% due 6/30/2009                                                         5,012,500
                     2,000,000       8.50% due 2/01/2011                                                          2,000,000
                                                                                                             --------------
                                                                                                                 19,094,875

Services--1.6%         250,000   Knowledge Learning Corp., Inc., 7.75% due 2/01/2015 (a)                            251,250
                     3,000,000   United Rentals North America, Inc., 7.75% due 11/15/2013                         3,007,500
                                                                                                             --------------
                                                                                                                  3,258,750

Telecommunications-- 1,000,000   LCI International, Inc., 7.25% due 6/15/2007                                       975,000
0.9%                 1,000,000   Terremark Worldwide Inc., 9% due 6/15/2009                                         927,500
                                                                                                             --------------
                                                                                                                  1,902,500

Utilities--5.4%      1,000,000   The AES Corporation, 7.50% due 3/25/2014                                         1,015,000
                     3,000,000   Calpine Corp., 9.625% due 9/30/2014 (a)                                          3,101,250
                     1,000,000   Edison Mission Energy, 7.73% due 6/15/2009                                       1,075,000
                     3,500,000   Electricidad de Caracas Finance BV, 10.25% due 10/15/2014 (a)                    3,701,250
                     2,000,000   Sierra Pacific Resources, 8.625% due 3/15/2014                                   2,210,000
                                                                                                             --------------
                                                                                                                 11,102,500

Wireless               850,000   Dobson Cellular Systems, 7.493% due 11/01/2011 (a)(b)                              896,750
Telecommunications--             Rogers Wireless Communications, Inc.:
1.8%                   250,000       5.525% due 12/15/2010 (b)                                                      263,750
                     2,275,000       7.25% due 12/15/2012                                                         2,462,688
                       250,000       8% due 12/15/2012                                                              270,938
                                                                                                             --------------
                                                                                                                  3,894,126

                                 Total Investments in Corporate Debt Obligations
                                 (Cost--$67,244,643)--33.3%                                                      69,070,791


FLOATING RATE INCOME STRATEGIES FUND II, INC., FEBRUARY 28, 2005


Schedule of Investments (concluded)

                        Shares
Industry++                Held   Common Stocks                                                                     Value
Chemicals--0.1%         10,732   GEO Specialty Chemicals, Inc. (d)                                            $     160,980

                                 Total Investments in Common Stocks
                                 (Cost--$0)--0.1%                                                                   160,980


                    Beneficial
                      Interest   Short-Term Securities
                     $  94,347   Merrill Lynch Liquidity Series, LLC Cash Sweep Series I*                            94,347

                                 Total Investments in Short-Term Securities
                                 (Cost--$94,347)--0.1%                                                               94,347

Total Investments (Cost--$262,824,359**)--129.2%                                                                267,720,991
Liabilities in Excess of Other Assets--(29.2%)                                                                 (60,465,963)
                                                                                                             --------------
Net Assets--100.0%                                                                                           $  207,255,028
                                                                                                             ==============


(a) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

(b) Floating rate note.

(c) Convertible security.

(d) Non-income producing security.

 ++ For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.
    Industries are shown as a percent of net assets. These industry classifications are unaudited.

++++Floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major U.S. banks or (iii) the certificate of deposit rate.


  * Investments in companies considered to be an affiliate of the Fund
    (such companies are defined as "Affiliated Companies" in Section
    2(a)(3) of the Investment Company Act of 1940) were as follows:

                                           Net          Interest
    Affiliate                            Activity        Income

    Merrill Lynch Liquidity Series,
       LLC Cash Sweep Series I           $94,347        $149,000

 ** The cost and unrealized appreciation (depreciation) of investments as of February 28, 2005, as computed for federal income tax purposes, were as follows:


    Aggregate cost                               $  262,824,359
                                                 ==============
    Gross unrealized appreciation                $    5,514,653
    Gross unrealized depreciation                     (618,021)
                                                 --------------
    Net unrealized appreciation                  $    4,896,632
                                                 ==============


    See Notes to Financial Statements.


FLOATING RATE INCOME STRATEGIES FUND II, INC., FEBRUARY 28, 2005


Statement of Assets, Liabilities and Capital

As of February 28, 2005
Assets

           Investments in unaffiliated securities, at value (identified cost--$262,730,012)                 $   267,626,644
           Investments in affiliated securities, at value (identified cost--$94,347)                                 94,347
           Cash                                                                                                     316,021
           Receivables:
               Interest (including $605 from affiliates)                                  $     2,787,649
               Securities sold                                                                    253,750
               Commitment fees                                                                     13,614         3,055,013
                                                                                          ---------------
           Other assets                                                                                               1,334
                                                                                                            ---------------
           Total assets                                                                                         271,093,359
                                                                                                            ---------------

Liabilities

           Loans                                                                                                 60,300,000
           Unfunded loan commitment                                                                                  55,420
           Payables:
               Securities purchased                                                             2,931,336
               Dividends to shareholders                                                          299,193
               Investment adviser                                                                 122,192
               Offering costs                                                                      25,862
               Interest on loans                                                                   19,792
               Other affiliates                                                                     1,790         3,400,165
                                                                                          ---------------
           Accrued expenses and other liabilities                                                                    82,746
                                                                                                            ---------------
           Total liabilities                                                                                     63,838,331
                                                                                                            ---------------

Net Assets

           Net Assets                                                                                       $   207,255,028
                                                                                                            ===============

Capital

           Common Stock, par value $.10 per share; 200,000,000 shares authorized
           (10,496,930 shares issued and outstanding)                                                       $     1,049,693
           Paid-in capital in excess of par                                                                     199,119,933
           Undistributed investment income--net                                           $     1,126,098
           Undistributed realized capital gains--net                                            1,099,532
           Unrealized appreciation--net                                                         4,859,772
                                                                                          ---------------
           Total accumulated earnings--net                                                                        7,085,402
                                                                                                            ---------------
           Total capital--Equivalent to $19.74 net asset value per share of
           Common Stock (market price--$19.44)                                                               $  207,255,028
                                                                                                            ===============

           See Notes to Financial Statements.


FLOATING RATE INCOME STRATEGIES FUND II, INC., FEBRUARY 28, 2005


Statement of Operations

For the Period July 30, 2004++ to February 28, 2005
Investment Income

           Interest (including $149,000 from affiliates)                                                    $     7,471,306
           Facility and other fees                                                                                   90,647
                                                                                                            ---------------
           Total income                                                                                           7,561,953
                                                                                                            ---------------

Expenses

           Investment advisory fees                                                       $     1,012,947
           Loan interest expense                                                                  447,303
           Borrowing costs                                                                         75,000
           Professional fees                                                                       65,930
           Accounting services                                                                     48,879
           Directors' fees and expenses                                                            30,725
           Transfer agent fees                                                                     17,821
           Printing and shareholder reports                                                        16,733
           Custodian fees                                                                          10,612
           Pricing services                                                                         6,280
           Other                                                                                    8,799
                                                                                          ---------------
           Total expenses before waiver                                                         1,741,029
           Waiver of expenses                                                                   (204,027)
                                                                                          ---------------
           Total expenses after waiver                                                                            1,537,002
                                                                                                            ---------------
           Investment income--net                                                                                 6,024,951
                                                                                                            ---------------

Realized & Unrealized Gain (Loss)--Net

           Realized gain on investments--net                                                                      1,230,145
           Unrealized appreciation (depreciation) on:
               Investments--net                                                                 4,896,632
               Unfunded corporate loans--net                                                     (36,860)         4,859,772
                                                                                          ---------------   ---------------
           Total realized and unrealized gain--net                                                                6,089,917
                                                                                                            ---------------
           Net Increase in Net Assets Resulting from Operations                                             $    12,114,868
                                                                                                            ===============

            ++ Commencement of operations.

               See Notes to Financial Statements.


FLOATING RATE INCOME STRATEGIES FUND II, INC., FEBRUARY 28, 2005


Statement of Changes in Net Assets
                                                                                                            For the Period
                                                                                                           July 30, 2004++
                                                                                                           to February 28,
Increase (Decrease) in Net Assets:                                                                               2005
Operations

           Investment income--net                                                                           $     6,024,951
           Realized gain--net                                                                                     1,230,145
           Unrealized appreciation (depreciation)--net                                                            4,859,772
                                                                                                            ---------------
           Net increase in net assets resulting from operations                                                  12,114,868
                                                                                                            ---------------

Dividends & Distributions to Shareholders

           Dividends and distributions to shareholders on:
               Investment income--net                                                                           (4,898,853)
               Realized gain--net                                                                                 (130,613)
                                                                                                            ---------------
           Net decrease from dividends and distributions to shareholders                                        (5,029,466)
                                                                                                            ---------------

Common Stock Transactions

           Net proceeds from issuance of Common Stock                                                           200,072,500
           Value of shares issued to Common Stock shareholders in reinvestment of dividends
           and distributions                                                                                        322,024
           Offering costs resulting from the issuance of Common Stock                                             (324,906)
                                                                                                            ---------------
           Net increase in net assets resulting from Common Stock transactions                                  200,069,618
                                                                                                            ---------------

Net Assets

           Total increase in net assets                                                                         207,155,020
           Beginning of period                                                                                      100,008
                                                                                                            ---------------
           End of period*                                                                                   $   207,255,028
                                                                                                            ===============
               * Undistributed investment income--net                                                       $     1,126,098
                                                                                                            ===============

              ++ Commencement of operations.

                 See Notes to Financial Statements.


FLOATING RATE INCOME STRATEGIES FUND II, INC., FEBRUARY 28, 2005


Statement of Cash Flows

For the Period July 30, 2004++ to February 28, 2005
Cash Used for Operating Activities

           Net increase in net assets resulting from operations                                             $    12,114,868
           Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
               Increase in receivables                                                                          (2,787,649)
               Increase in other assets                                                                            (14,948)
               Increase in other liabilities                                                                        245,080
               Realized and unrealized gain--net                                                                (6,089,917)
               Amortization of premium and discount                                                               (336,618)
           Proceeds from sales and paydowns of long-term securities                                              58,126,298
           Proceeds on other investment related transactions                                                         88,071
           Purchases of long-term securities                                                                  (316,945,983)
           Proceeds from sales of short-term investments--net                                                       151,604
                                                                                                            ---------------
           Net cash used for investing activities                                                             (255,449,194)
                                                                                                            ---------------

Cash Provided by Financing Activities

           Cash receipts from issuance of Common Stock                                                          200,072,500
           Cash receipts from borrowings                                                                         87,780,000
           Cash payments on borrowings                                                                         (27,480,000)
           Cash payments on offering costs                                                                        (299,044)
           Dividends and distributions paid to shareholders                                                     (4,408,249)
                                                                                                            ---------------
           Net cash provided by financing activities                                                            255,665,207
                                                                                                            ---------------

Cash

           Net increase in cash                                                                                     216,013
           Cash at beginning of period                                                                              100,008
                                                                                                            ---------------
           Cash at end of period                                                                            $       316,021
                                                                                                            ===============

Cash Flow Information

           Cash paid for interest                                                                           $       427,511
                                                                                                            ===============

Non-Cash Financing Activities

           Capital shares issued in reinvestment of dividends paid to shareholders                          $       322,024
                                                                                                            ===============

               ++ Commencement of operations.

                  See Notes to Financial Statements.


FLOATING RATE INCOME STRATEGIES FUND II, INC., FEBRUARY 28, 2005


Financial Highlights
                                                                                                            For the Period
                                                                                                           July 30, 2004++
The following per share data and ratios have been derived                                                  to February 28,
from information provided in the financial statements.                                                           2005
Per Share Operating Performance

           Net asset value, beginning of period                                                             $         19.10
                                                                                                            ---------------
           Investment income--net***                                                                                    .58
           Realized and unrealized gain--net                                                                            .57
                                                                                                            ---------------
           Total from investment operations                                                                            1.15
                                                                                                            ---------------
           Less dividends and distributions on:
               Investment income--net                                                                                 (.47)
               Realized gain--net                                                                                     (.01)
                                                                                                            ---------------
           Total dividends and distributions                                                                          (.48)
                                                                                                            ---------------
           Offering costs resulting from the issuance of Common Stock                                                 (.03)
                                                                                                            ---------------
           Net asset value, end of period                                                                   $         19.74
                                                                                                            ===============
           Market price per share, end of period                                                            $         19.44
                                                                                                            ===============

Total Investment Return**

           Based on net asset value per share                                                                      5.97%+++
                                                                                                            ===============
           Based on market price per share                                                                        (.34%)+++
                                                                                                            ===============

Ratios to Average Net Assets

           Expenses, net of waiver and excluding interest expense                                                     .92%*
                                                                                                            ===============
           Expenses, net of waiver                                                                                   1.30%*
                                                                                                            ===============
           Expenses                                                                                                  1.48%*
                                                                                                            ===============
           Investment income--net                                                                                    5.11%*
                                                                                                            ===============

Leverage

           Amount of borrowings, end of period (in thousands)                                               $        60,300
                                                                                                            ===============
           Average amount of borrowings outstanding during the period (in thousands)                        $        29,072
                                                                                                            ===============
           Average amount of borrowings outstanding per share during the period***                          $          2.80
                                                                                                            ===============

Supplemental Data

           Net assets, end of period (in thousands)                                                         $       207,255
                                                                                                            ===============
           Portfolio turnover                                                                                        29.68%
                                                                                                            ===============


             * Annualized.

            ** Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

           *** Based on average shares outstanding.

            ++ Commencement of operations.

           +++ Aggregate total investment return.

               See Notes to Financial Statements.


FLOATING RATE INCOME STRATEGIES FUND II, INC., FEBRUARY 28, 2005



Notes to Financial Statements


1. Significant Accounting Policies:
Floating Rate Income Strategies Fund II, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. Prior to commencement of operations on July 30, 2004, the Fund had no operations other than those relating to organizational matters and the sale of 5,236 shares of Common Stock on July 9, 2004 to Fund Asset Management, L.P. ("FAM") for $100,008. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a daily basis. The Fund's Common Stock is listed on the New York Stock Exchange ("NYSE") under the symbol FRB.

(a) Corporate debt obligations--The Fund invests principally in floating rate obligations of companies, including floating rate loans made by banks and other financial institutions and both privately and publicly offered corporate bonds and notes. Because agents and intermediaries are primarily commercial banks or other financial institutions, the Fund's investment in floating rate loans could be considered concentrated in financial institutions.

(b) Valuation of investments--Floating rate loans are valued in accordance with guidelines established by the Fund's Board of Directors. Floating rate loans are valued at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation. For the limited number of floating rate loans for which no reliable price quotes are available, such floating rate loans may be valued by Loan Pricing Corporation through the use of pricing matrixes to determine valuations. If the pricing service does not provide a value for a floating rate loan, the Investment Adviser will value the floating rate loan at fair value, which is intended to approximate market value.

Securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions in securities traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market. When the Fund writes an option, the amount of the premium received is recorded on the books of the Fund as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based on the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased by the Fund are valued at their last sale price in the case of exchange traded options or, in the case of options traded in the OTC market, the last bid price.
The value of swaps, including interest rate swaps, caps and floors, will be determined by obtaining dealer quotations. Other investments, including futures contracts and related options, are stated at market value. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations. Repurchase agreements will be valued at cost plus accrued interest. The Fund employs certain pricing services to provide securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Fund's Board of Directors. Such valuations and procedures will be reviewed periodically by the Fund's Board of Directors.



FLOATING RATE INCOME STRATEGIES FUND II, INC., FEBRUARY 28, 2005



Notes to Financial Statements (continued)


Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Directors.

(c) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction is less than or exceeds the premiums paid or received).

Written and purchased options are non-income producing investments.

* Swaps--The Fund may enter into swap agreements, which are over-the-counter contracts in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are also realized upon termination of the swap agreements. Swaps are marked-to-market daily based on dealer-supplied valuations and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(f) Offering costs--Direct expenses relating to the public offering of the Fund's Common Stock were charged to capital at the time of issuance of the shares.

(g) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the exdividend dates. The Fund may at times pay out less than the entire amount of net investment income earned in any particular period and may at times pay out such accumulated undistributed income in other periods to permit the Fund to maintain a more stable level of dividends.



FLOATING RATE INCOME STRATEGIES FUND II, INC., FEBRUARY 28, 2005



Notes to Financial Statements (continued)


(h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with FAM. The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc.
("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .75% of the Fund's average daily net assets plus the proceeds of any outstanding borrowings used for leverage. During the Fund's start-up phase, FAM elected to waive a portion of its management fee. For the period July 30, 2004 to February 28, 2005, FAM earned fees of $1,012,947, of which $204,027 was waived.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by FAM or its affiliates.

For the period July 30, 2004 to February 28, 2005, MLPF&S received gross fees from underwriting of $7,529,264 in connection with the issuance of the Fund's Common Stock. In addition, the Fund reimbursed MLPF&S $49,327 as a partial reimbursement of expenses incurred in connection with the issuance of the Fund's Common Stock.

For the period July 30, 2004 to February 28, 2005, MLPF&S received $2,500 in commissions on the execution of portfolio security transactions for the Fund.

For the period July 30, 2004 to February 28, 2005, the Fund reimbursed FAM $2,799 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales (including paydowns) of investments, excluding short-term securities, for the period July 30, 2004 to February 28, 2005 were $319,877,319 and $58,380,048, respectively.


4. Common Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock par value $.10, all of which are initially classified as Common Stock. The Board of Directors is authorized, however, to classify and reclassify any unissued shares of capital stock without approval of the holders of Common Stock.



FLOATING RATE INCOME STRATEGIES FUND II, INC., FEBRUARY 28, 2005



Notes to Financial Statements (concluded)


Shares issued and outstanding during the period July 30, 2004 to February 28, 2005, increased by 10,475,000 from shares sold and by 16,694 as a result of dividend reinvestment.


5. Short-Term Borrowings:
The Fund has entered into a revolving credit and security agreement funded by a commercial paper asset securitization program with Citicorp North America, Inc. ("Citicorp") as Agent, certain secondary backstop lenders, and certain asset securitization conduits as lenders (the "Lenders"). The credit facility has a maximum limit of $100,000,000. Under the Citicorp program, the conduits will fund advances to the Fund through the issuance of highly rated commercial paper. As security for its obligations to the Lenders under the revolving securitization facility, the Fund has granted a security interest in substantially all of its assets to and in favor of the Lenders. The interest rate on the Fund's borrowings is based on the interest rate carried by the commercial paper plus a program fee. The Fund pays additional borrowing costs including a backstop commitment fee.

The weighted average annual interest rate was 2.62% and the average borrowing was approximately $29,072,000 for the period July 30, 2004 to February 28, 2005.


6. Unfunded Corporate Loans:
As of February 28, 2005, the Fund had unfunded loan commitments of approximately $6,096,000, which would be extended at the option of the borrower pursuant to the following loan agreements:

                                                    Unfunded
                                                  Commitment
Borrower                                      (in Thousands)

Aquila, Inc.                                          $3,000
Intelsat Ltd.                                         $1,143
Pinnacle Entertainment, Inc.                          $  953
Vought Aircraft Industries, Inc.                      $1,000


7. Distributions to Shareholders:
The Fund paid an ordinary income dividend to holders of Common
Stock in the amount of $.095833 per share on March 31, 2005 to shareholders of record on March 15, 2005.

The tax character of distributions paid during the period July 30, 2004 to February 28, 2005 was as follows:

                                                   2/28/2005

Distributions paid from:
   Ordinary income                               $ 5,029,466
Total taxable distributions                      $ 5,029,466


As of February 28, 2005, the components of accumulated earnings on a tax basis were as follows:


Undistributed ordinary income--net             $   2,225,630
Undistributed long-term capital gains--net                --
                                               -------------
Total undistributed earnings--net                  2,225,630
Capital gain carryforward                                 --
Unrealized gains--net                              4,859,772
                                               -------------
Total accumulated earnings--net                $   7,085,402
                                               =============



FLOATING RATE INCOME STRATEGIES FUND II, INC., FEBRUARY 28, 2005



Report of Independent Registered Public Accounting Firm


To the Shareholders and Board of Directors of Floating Rate Income Strategies Fund II, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of Floating Rate Income Strategies Fund II, Inc. as of February 28, 2005, and the related statements of operations, changes in net assets and cash flows, and the financial highlights for the period July 30, 2004 (commencement of operations) to February 28, 2005. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of February 28, 2005, by correspondence with the custodian and financial intermediaries; where replies were not received from financial intermediaries, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Floating Rate Income Strategies Fund II, Inc. as of February 28, 2005, the results of its operations, the changes in its net assets, its cash flows, and its financial highlights for the period July 30, 2004 through February 28, 2005, in conformity with U.S. generally accepted accounting principles.



Deloitte & Touche LLP
Princeton, New Jersey
April 22, 2005



Fund Certification (unaudited)


On February 8, 2005, the Fund filed its Chief Executive Officer Certification for the prior year with the New York Stock Exchange pursuant to Section 303A. 12(a) of the New York Stock Exchange Corporate Governance Listing Standards. The Fund's Chief Executive Officer and Chief Financial Officer Certifications pursuant to
Section 302 of the Sarbanes-Oxley Act of 2002 were filed with the Fund's Form N-CSR and are available on the Securities and Exchange Commission's Web site at http://www.sec.gov.



FLOATING RATE INCOME STRATEGIES FUND II, INC., FEBRUARY 28, 2005



Automatic Dividend Reinvestment Policy


The following description of the Fund's Automatic Dividend
Reinvestment Plan (the "Plan") is sent to you annually as required by federal securities laws.

Pursuant to the Fund's Plan, unless a holder of Common Stock otherwise elects, all dividend and capital gains distributions will be automatically reinvested by EquiServe (the "Plan Agent"), as agent for shareholders in administering the Plan, in additional shares of Common Stock of the Fund. Holders of Common Stock who elect not to participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name then to such nominee) by EquiServe, as dividend paying agent. Such participants may elect not to participate in the Plan and to receive all distributions of dividends and capital gains in cash by sending written instructions to EquiServe, as dividend paying agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date; otherwise such termination will be effective with respect to any subsequently declared dividend or distribution.

Whenever the Fund declares an income dividend or capital gains distribution (collectively referred to as "dividends") payable either in shares or in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock. The shares will be acquired by the Plan Agent for the participant's account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized shares of Common Stock from the Fund ("newly issued shares") or (ii) by purchase of outstanding shares of Common Stock on the open market ("open-market purchases") on the New York Stock Exchange or elsewhere. If, on the payment date for the dividend, the net asset value per share of the Common Stock is equal to or less than the market price per share of the Common Stock plus estimated brokerage commissions (such conditions being referred to herein as "market premium"), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participant. The number of newly issued shares of Common Stock to be credited to the participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If, on the dividend payment date, the net asset value per share is greater than the market value (such condition being referred to herein as "market discount"), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases.

In the event of a market discount on the dividend payment date, the Plan Agent will have until the last business day before the next date on which the shares trade on an "ex-dividend" basis or in no event more than 30 days after the dividend payment date (the "last purchase date") to invest the dividend amount in shares acquired in open-market purchases. It is contemplated that the Fund will pay monthly income dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date on the dividend through the date before the next "ex-dividend" date, which typically will be approximately ten days. If, before the Plan Agent has completed its open-market purchases, the market price of a share of Common Stock exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisitions of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date determined by dividing the uninvested portion of the dividend by the net asset value per share.



FLOATING RATE INCOME STRATEGIES FUND II, INC., FEBRUARY 28, 2005



The Plan Agent maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan in accordance with the instructions of the participants.

In the case of shareholders such as banks, brokers or nominees which hold shares of others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are to participate in the Plan.

There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of dividends.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends.

Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price plus commissions of the Fund's shares is above the net asset value, participants in the Plan will receive shares of the Fund at less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the net asset value, participants will receive distributions in shares with a net asset value greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem shares, the price on resale may be more or less than the net asset value.

The value of shares acquired pursuant to the Plan will generally be excluded from gross income to the extent that the cash amount reinvested would be excluded from gross income. If, when the Fund's shares are trading at a premium over net asset value, the Fund issues shares pursuant to the Plan that have a greater fair market value than the amount of cash reinvested, it is possible that all or a portion of such discount (which may not exceed 5% of the fair market value of the Fund's shares) could be viewed as a taxable distribution. If the discount is viewed as a taxable distribution, it is also possible that the taxable character of this discount would be allocable to all the shareholders, including shareholders who do not participate in the Plan. Thus, shareholders who do not participate in the Plan might be required to report as ordinary income a portion of their distributions equal to their allocable share of the discount.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence concerning the Plan should be directed to the Plan Agent at EquiServe, P.O. Box 43010, Providence, RI 02940-3010,
Telephone: 800-426-5523.



FLOATING RATE INCOME STRATEGIES FUND II, INC., FEBRUARY 28, 2005


Officers and Directors

                                                                                            Number of
                                                                                            Portfolios in  Other Public
                       Position(s)   Length of                                              Fund Complex   Directorships
                       Held with     Time                                                   Overseen by    Held by
Name, Address & Age    Fund          Served   Principal Occupation(s) During Past 5 Years   Director       Director
Interested Director

Robert C. Doll, Jr.*   President     2005 to  President of MLIM/FAM-advised funds since     114 Funds      None
P.O. Box 9011          and           present  2005; President of MLIM and FAM since 2001;   150 Portfolios
Princeton,             Director               Co-Head (Americas Region) thereof from 2000
NJ 08543-9011                                 to 2001 and Senior Vice President from 1999
Age: 50                                       to 2001; President and Director of Princeton
                                              Services, Inc. (Princeton Services) since 2001;
                                              President of Princeton Administrators, L.P.
                                              (Princeton Administrators) since 2001; Chief
                                              Investment Officer of Oppenheimer Funds, Inc.
                                              in 1999 and Executive Vice President thereof
                                              from 1991 to 1999.


* Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or FAM acts as investment adviser. Mr. Doll is an "interested person," as described in the Investment Company Act, of the Fund based on his current positions with MLIM, FAM, Princeton Services and Princeton
  Administrators, L.P. The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December
  31 of the year in which they turn 72. As Fund President, Mr. Doll serves at the pleasure of the Board of Directors.


FLOATING RATE INCOME STRATEGIES FUND II, INC., FEBRUARY 28, 2005


Officers and Directors (continued)

                                                                                            Number of
                                                                                            Portfolios in  Other Public
                       Position(s)   Length of                                              Fund Complex   Directorships
                       Held with     Time                                                   Overseen by    Held by
Name, Address & Age    Fund          Served   Principal Occupation(s) During Past 5 Years   Director       Director
Independent Directors*

Ronald W. Forbes       Director      2004 to  Professor Emeritus of Finance, School of      48 Funds       None
P.O. Box 9095                        present  Business, State University of New York at     48 Portfolios
Princeton,                                    Albany since 2000 and Professor thereof
NJ 08543-9095                                 from 1989 to 2000; International Consultant,
Age: 64                                       Urban Institute from 1995 to 1999.


Cynthia A. Montgomery  Director      2004 to  Professor, Harvard Business School since      48 Funds       Newell
P.O. Box 9095                        present  1989; Associate Professor, J.L. Kellogg       48 Portfolios  Rubbermaid,
Princeton,                                    Graduate School of Management, Northwestern                  Inc.
NJ 08543-9095                                 University from 1985 to 1989; Associate                      (manufacturing).
Age: 52                                       Professor, Graduate School of Business
                                              Administration, University of Michigan from
                                              1979 to 1985; Director, Harvard Business
                                              School of Publishing since 2005.


Jean Margo Reid        Director      2004 to  Self-employed consultant since 2001; Counsel  48 Funds       None
P.O. Box 9095                        present  of Alliance Capital Management (investment    48 Portfolios
Princeton,                                    adviser) in 2000; General Counsel, Director
NJ 08543-9095                                 and Secretary of Sanford C. Bernstein & Co.,
Age: 59                                       Inc. (investment adviser/broker-dealer) from
                                              1997 to 2000; Secretary, Sanford C. Bernstein
                                              Fund, Inc. from 1994 to 2000; Director and
                                              Secretary of SCB, Inc. since 1998; Director
                                              and Secretary of SCB Partners, Inc. since
                                              2000; Director of Covenant House from 2001
                                              to 2004.


Roscoe S. Suddarth     Director      2004 to  President, Middle East Institute from 1995    48 Funds       None
P.O. Box 9095                        present  to 2001; Foreign Service Officer, United      48 Portfolios
Princeton,                                    States Foreign Service from 1961 to 1995;
NJ 08543-9095                                 Career Minister from 1989 to 1995; Deputy
Age: 69                                       Inspector General, U.S. Department of State
                                              from 1991 to 1994; U.S. Ambassador to The
                                              Hashemite Kingdom of Jordan from 1987 to 1990.


Richard R. West        Director      2004 to  Professor of Finance from 1984 to 1995,       48 Funds       Bowne & Co.,
P.O. Box 9095                        present  Dean from 1984 to 1993 and since 1995         48 Portfolios  Inc. (financial
Princeton,                                    Dean Emeritus of New York University                         printers);
NJ 08543-9095                                 Leonard N. Stern School of Business                          Vornado
Age: 67                                       Administration.                                              Realty Trust
                                                                                                           (real estate
                                                                                                           company);
                                                                                                           Alexander's, Inc.
                                                                                                           (real estate
                                                                                                           company).


Edward D. Zinbarg      Director      2004 to  Self-employed financial consultant since      48 Funds       None
P.O. Box 9095                        present  1994; Executive Vice President of The         48 Portfolios
Princeton,                                    Prudential Insurance Company of America
NJ 08543-9095                                 from 1988 to 1994; former Director of
Age: 70                                       Prudential Reinsurance Company and former
                                              Trustee of the Prudential Foundation.


* The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.


FLOATING RATE INCOME STRATEGIES FUND II, INC., FEBRUARY 28, 2005


Officers and Directors (concluded)

                       Position(s)   Length of
                       Held with     Time
Name, Address & Age    Fund          Served   Principal Occupation(s) During Past 5 Years
Fund Officers*

Donald C. Burke        Vice          2004 to  First Vice President of MLIM and FAM since 1997 and Treasurer thereof
P.O. Box 9011          President     present  since 1999; Senior Vice President and Treasurer of Princeton Services
Princeton,             and                    since 1999 and Director since 2004; Vice President of FAMD since 1999;
NJ 08543-9011          Treasurer              Vice President of MLIM and FAM from 1990 to 1997; Director of Taxation
Age: 44                                       of MLIM from 1990 to 2001; Vice President, Treasurer and Secretary of
                                              the IQ Funds since 2004.


Joseph P. Matteo       Vice          2004 to  Director (Global Fixed Income) of MLIM since 2001; Vice President of MLIM
P.O. Box 9011          President     present  from 1997 to 2001.
Princeton,
NJ 08543-9011
Age: 41


Jaimin J. Patel        Vice          2004 to  Director (Global Fixed Income) of MLIM since 2005; Vice President of MLIM
P.O. Box 9011          President     present  from 2000 to 2005; Vice President at Chase Securities, Inc. from 1993 to
Princeton,                                    2000.
NJ 08543-9011
Age: 46


Jeffrey Hiller         Chief         2004 to  Chief Compliance Officer of the IQ Funds since 2004; Chief Compliance Officer
P.O. Box 9011          Compliance    present  of the MLIM/FAM-advised funds and First Vice President and Chief Compliance
Princeton,             Officer                Officer of MLIM (Americas Region) since 2004; Global Director of Compliance at
NJ 08543-9011                                 Morgan Stanley Investment Management from 2002 to 2004; Managing Director and
Age: 53                                       Global Director of Compliance at Citigroup Asset Management from 2000 to 2002;
                                              Chief Compliance Officer at Soros Fund Management in 2000; Chief Compliance
                                              Officer at Prudential Financial from 1995 to 2000; Senior Counsel in the
                                              Commission's Division of Enforcement in Washington, D.C. from 1990 to 1995.


Alice A. Pellegrino    Secretary     2004 to  Director (Legal Advisory) of MLIM since 2002; Vice President of MLIM from
P.O. Box 9011                        present  1999 to 2002; Attorney associated with MLIM since 1997; Secretary of MLIM,
Princeton,                                    FAM, FAMD and Princeton Services since 2004.
NJ 08543-9011
Age: 44

* Officers of the Fund serve at the pleasure of the Board of Directors.


Custodian
State Street Bank and
Trust Company
P.O. Box 351
Boston, MA 02101


Transfer Agent
EquiServe
P.O. Box 43010
Providence, RI 02940-3010


NYSE Symbol
FRB


Effective January 1, 2005, Terry K. Glenn, President and Director and Kevin A. Ryan, Director of Floating Rate Income Strategies Fund II, Inc. retired. The Fund's Board of Directors wishes Messrs. Glenn and Ryan well in their retirements.

Effective January 1, 2005, Robert C. Doll, Jr. became President and Director of the Fund.



FLOATING RATE INCOME STRATEGIES FUND II, INC., FEBRUARY 28, 2005



Availability of Quarterly Schedule of Investments


The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.



Electronic Delivery


The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information.
To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions.
When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


FLOATING RATE INCOME STRATEGIES FUND II, INC., FEBRUARY 28, 2005


Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Ronald W. Forbes, (2) Richard R. West, and
(3) Edward D. Zinbarg.

Item 4 - Principal Accountant Fees and Services

(a) Audit Fees -     Fiscal Year Ending February 28, 2005 - $42,000
                     Fiscal Year Ending February 29, 2004 - $0

(b) Audit-Related Fees -
                     Fiscal Year Ending February 28, 2005 - $9,600 Fiscal Year Ending February 29, 2004 - $0

The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

(c) Tax Fees -       Fiscal Year Ending February 28, 2005 - $5,700
                     Fiscal Year Ending February 29, 2004 - $0

The nature of the services include tax compliance, tax advice and tax planning.

(d) All Other Fees - Fiscal Year Ending February 28, 2005 - $0
                     Fiscal Year Ending February 29, 2004 - $0

(e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

(e)(2)  0%

(f) Not Applicable

(g) Fiscal Year Ending February 28, 2005 - $11,046,527
    Fiscal Year Ending February 29, 2004 - Not Applicable

(h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Regulation S-X Rule 2-01(c)(7)(ii) - $945,000, 0%

Item 5 - Audit Committee of Listed Registrants - The following individuals are members of the registrant's separately-designated standing audit committee established in accordance with Section
3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)):

Ronald W. Forbes
Cynthia A. Montgomery
Jean Margo Reid (as of August 20, 2004)
Kevin A. Ryan (retired as of December 31, 2004)
Roscoe S. Suddarth
Richard R. West
Edward D. Zinbarg

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for
Closed-End Management Investment Companies -

Proxy Voting Policies and Procedures

Each Fund's Board of Directors/Trustees has delegated to Merrill Lynch Investment Managers, L.P. and/or Fund Asset Management, L.P. (the "Investment Adviser") authority to vote all proxies relating to the Fund's portfolio securities. The Investment Adviser has adopted policies and procedures ("Proxy Voting Procedures") with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including a Fund. Pursuant to these Proxy Voting Procedures, the Investment Adviser's primary objective when voting proxies is to make proxy voting decisions solely in the best interests of each Fund and its shareholders, and to act in a manner that the Investment Adviser believes is most likely to enhance the economic value of the securities held by the Fund. The Proxy Voting Procedures are designed to ensure that that the Investment Adviser considers the interests of its clients, including the Funds, and not the interests of the Investment Adviser, when voting proxies and that real (or perceived) material conflicts that may arise between the Investment Adviser's interest and those of the Investment Adviser's clients are properly addressed and resolved.

In order to implement the Proxy Voting Procedures, the Investment Adviser has formed a Proxy Voting Committee (the "Committee"). The Committee is comprised of the Investment Adviser's Chief Investment Officer (the "CIO"), one or more other senior investment professionals appointed by the CIO, portfolio managers and investment analysts appointed by the CIO and any other personnel the CIO deems appropriate. The Committee will also include two non-voting representatives from the Investment Adviser's Legal department appointed by the Investment Adviser's General Counsel. The Committee's membership shall be limited to full-time employees of the Investment Adviser. No person with any investment banking, trading, retail brokerage or research responsibilities for the Investment Adviser's affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such person is asked by the Committee to present information to the Committee, on the same basis as other interested knowledgeable parties not affiliated with the Investment Adviser might be asked to do so). The Committee determines how to vote the proxies of all clients, including a Fund, that have delegated proxy voting authority to the Investment Adviser and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Committee establishes general proxy voting policies for the Investment Adviser and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer's unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.

The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Committee may elect not to adopt a specific voting policy applicable to that issue. The Investment Adviser believes that certain proxy voting issues require investment analysis - such as approval of mergers and other significant corporate transactions - akin to investment decisions, and are, therefore, not suitable for general guidelines. The Committee may elect to adopt a common position for the Investment Adviser on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for a Fund (similar to normal buy/sell investment decisions made by such portfolio managers). While it is expected that the Investment Adviser will generally seek to vote proxies over which the Investment Adviser exercises voting authority in a uniform manner for all the Investment Adviser's clients, the Committee, in conjunction with a Fund's portfolio manager, may determine that the Fund's specific circumstances require that its proxies be voted differently.

To assist the Investment Adviser in voting proxies, the Committee has retained Institutional Shareholder Services ("ISS"). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to the Investment Adviser by ISS include in-depth research, voting recommendations (although the Investment Adviser is not obligated to follow such recommendations), vote execution, and recordkeeping. ISS will also assist the Fund in fulfilling its reporting and recordkeeping obligations under the Investment Company Act.

The Investment Adviser's Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, the Investment Adviser generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain circumstances. In addition, the Investment Adviser will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Committee determines that the costs associated with voting generally outweigh the benefits. The Committee may at any time override these general policies if it determines that such action is in the best interests of a Fund.

From time to time, the Investment Adviser may be required to vote proxies in respect of an issuer where an affiliate of the Investment Adviser (each, an "Affiliate"), or a money management or other client of the Investment Adviser (each, a "Client") is involved.
The Proxy Voting Procedures and the Investment Adviser's adherence to those procedures are designed to address such conflicts of interest. The Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Investment Adviser's clients.

In the event that the Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the powers of the Committee shall pass to a subcommittee, appointed by the CIO (with advice from the Secretary of the Committee), consisting solely of Committee members selected by the CIO. The CIO shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by the Investment Adviser's relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of the Investment Adviser's clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio managers, provided that, if the subcommittee determines to alter the Investment Adviser's normal voting guidelines or, on matters where the Investment Adviser's policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to the Investment Adviser on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary's absence, the Assistant Secretary of the Committee concurs that the subcommittee's determination is consistent with the Investment Adviser's fiduciary duties

In addition to the general principles outlined above, the Investment Adviser has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances. These policies are guidelines only, and the Investment Adviser may elect to vote differently from the recommendation set forth in a voting guideline if the Committee determines that it is in a Fund's best interest to do so. In addition, the guidelines may be reviewed at any time upon the request of a Committee member and may be amended or deleted upon the vote of a majority of Committee members present at a Committee meeting at which there is a quorum.

The Investment Adviser has adopted specific voting guidelines with respect to the following proxy issues:

* Proposals related to the composition of the Board of Directors of issuers other than investment companies. As a general matter, the Committee believes that a company's Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee's history of representing shareholder interests as a director of other companies or other factors, to the extent the Committee deems relevant.

* Proposals related to the selection of an issuer's independent auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors' history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

* Proposals related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of an issuer's compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer's board of directors, rather than shareholders. Proposals to "micro-manage" an issuer's compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.

* Proposals related to requests, principally from management, for approval of amendments that would alter an issuer's capital structure. As a general matter, the Committee will support requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

* Proposals related to requests for approval of amendments to an issuer's charter or by-laws. As a general matter, the Committee opposes poison pill provisions.

* Routine proposals related to requests regarding the formalities of corporate meetings.

* Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Committee believes that a fund's Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund's investment objective, that the Investment Company Act envisions will be approved directly by shareholders.

* Proposals related to limiting corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

Item 8 - Portfolio Managers of Closed-End Management Investment
Companies - Not Applicable at this time

Item 9 - Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - Not
Applicable

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Floating Rate Income Strategies Fund II, Inc.


By:    _/s/ Robert C. Doll, Jr._______
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Floating Rate Income Strategies Fund II, Inc.


Date: April 22, 2005


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    _/s/ Robert C. Doll, Jr.________
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Floating Rate Income Strategies Fund II, Inc.


Date: April 22, 2005


By:    _/s/ Donald C. Burke________
       Donald C. Burke,
       Chief Financial Officer of
       Floating Rate Income Strategies Fund II, Inc.


Date: April 22, 2005